    Exhibit 10.2
EXTENSION SUPPLEMENT
EXTENSION SUPPLEMENT, dated February 21, 2025 (this “Supplement”), to the First Amended and Restated Revolving Credit Agreement, dated as of April 12, 2024 (as amended, supplemented or otherwise modified from time to time, the “Agreement”), among Bunge Limited Finance Corp. (the “Borrower”), the lenders parties thereto (the “Lenders”), Coöperatieve Rabobank U.A., New York Branch, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders, Sumitomo Mitsui Banking Corporation, as Syndication Agent, and BNP Paribas, Citibank, N.A., Natixis, New York Branch, Sumitomo Mitsui Banking Corporation and U.S. Bank National Association, each as documentation agent.
W I T N E S S E T H :
WHEREAS, pursuant to Section 2.1(c) of the Agreement, the Borrower has the right, subject to the terms and conditions thereof, to request from time to time an extension of the Termination Date by delivering an Extension Request to the Administrative Agent;
WHEREAS, the Borrower delivered to the Administrative Agent an Extension Request informing the Administrative Agent of its desire to extend the current Termination Date by 364 days to April 10, 2026, pursuant to such Section 2.1(c); and
WHEREAS, pursuant to Section 2.1(c)(ii) of the Agreement, each of the undersigned Lenders now desire to extend the Termination Date by 364 days to April 10, 2026, with respect to its Participation under the Agreement by executing and delivering to the Borrower and the Administrative Agent this Supplement;
NOW THEREFORE, each of the parties hereto hereby agrees as follows:
1.    On the date hereof, Schedule 1.1 to the Agreement shall be deleted in its entirety and replaced with Schedule 1.1 hereto.
2.    Each of the undersigned Lenders agree, subject to the terms and conditions of the Agreement, that as of the existing Termination Date, and immediately after each Lender (if any) not consenting to the Extension Request has been repaid and/or replaced in accordance with Section 2.1(c)(iii) of the Agreement, the Termination Date with respect to all accepting Lenders, all replacement Lenders and for all purposes under the Agreement shall be April 10, 2026.
3.    The Borrower hereby represents and warrants that each of the representations and warranties made by the Borrower in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the date of this Supplement as if made on and as of such date (unless any representations and warranties expressly relate to an earlier date, in which case they shall have been true and correct in all material respects as of such earlier date); provided that, the representations and warranties made in Sections 3.1, 3.2, 3.4, 3.5, 3.6, 3.9, 3.13, 3.14 and 3.15 shall be true and correct in all respects on and as of such date as if made on and as of such date.
4.    The Guarantor hereby represents and warrants that each of the representations and warranties made by the Guarantor and each of its Subsidiaries in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the date of this Supplement as if made on and as of such date (unless any representations and warranties expressly relate to an earlier date, in which case they shall have been true and correct in all material respects as of such earlier date); provided that the representations and warranties that are already qualified by materiality or Material Adverse Effect shall be true and correct in all respects on and as of such date as if made on and as of such date.
5.    The Guarantor hereby reaffirms that certain First Amended and Restated Guaranty, made as of the 12th day of April, 2024 to the Administrative Agent (the “Guaranty”), and each of its obligations thereunder, and acknowledges that as of and from the date of this Supplement, the guaranty granted under the Guaranty is continuing and is and shall remain in full force and effect in favor of the Administrative Agent.
6.    The Guarantor and the Borrower each represent and warrant that no Event of Default or Default has occurred and is continuing under the Agreement as of the date of this Supplement.
7.    Except as expressly provided, nothing herein contained shall be construed as a substitution or novation, or a termination, of the Obligations outstanding under the Agreement or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Supplement, or any other document contemplated hereby shall be construed as a release or other discharge of any Loan Party under the Agreement or any Loan Document from any of its obligations and liabilities thereunder, and except as expressly provided, such obligations are in all respects continuing with only the terms being modified as provided in this Supplement. After the effectiveness of this Supplement, all references in the Agreement to “this Agreement” and in the other Loan Documents to the “Credit Agreement” or similar terms shall refer to the Agreement as modified by this Supplement. This Amendment shall constitute a “Loan Document” for all purposes of the Agreement and any other Loan Document.
8.    Terms defined in the Agreement shall have their defined meanings when used herein.
9.    This Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

10.    This Supplement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same document.

IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

BUNGE LIMITED FINANCE CORP., as Borrower

By: /s/ Rajat Gupta
Name: Rajat Gupta
Title: President

BUNGE GLOBAL SA, as Guarantor

By: /s/ Rajat Gupta
Name: Rajat Gupta
Title: Treasurer

By: /s/ Lisa Ware-Alexander
Name: Lisa Ware-Alexander
Title: Secretary

[Signature Page to Extension Supplement]

Acknowledged as of the date first above written:
COÖPERATIEVE RABOBANK U.A.,
NEW YORK BRANCH,
as Lender

By: /s/ Naoko Kojima
Printed Name: Naoko Kojima
Title: Managing Director

By: /s/ Anna L Pearson
Printed Name: Anna L Pearson
Title: Executive Director

[Signature Page to Extension Supplement]

SUMITOMO MITSUI BANKING CORPORATION, as Syndication Agent and Lender By: /s/ Jun Ashely Printed Name: Jun Ashely Title: Director
[Signature Page to Extension Supplement]

CITIBANK, N.A.,
as Co-Documentation Agent and Lender

By: /s/ Brendan Coleman
Printed Name: Brendan Coleman
Title: Vice President

             BNP PARIBAS
as Co-Documentation Agent and Lender

By: /s/ Claudia Zarate
Printed Name: Claudia Zarate
Title: Managing Director

By: /s/ Alan Vitulich
Printed Name: Alan Vitulich
Title: Director

NATIXIS, NEW YORK BRANCH,
as Co-Documentation Agent and Lender

By: /s/ Paolo Salvi
Printed Name: Paulo Salvi
Title: Managing Director

By: /s/ Charles Antoine Cessou
Printed Name: Charles Antoine Cessou
Title: Director

U.S. BANK NATIONAL ASSOCIATION as Co-Documentation Agent and Lender By: /s/ Jason D. King Printed Name: Jason D. King Title: Vice President

DZ BANK AG, DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK, NEW YORK BRANCH
as Lender

By: /s/ Michael Palumberi
Printed Name: Michael Palumberi
Title: Deputy Vice President

By: /s/ Donata Mylius
Printed Name: Donata Mylius
Title: Deputy Vice President

CHINA CONSTRUCTION BANK CORPORATION, NEW YORK BRANCH,
as Lender

By: /s/ Lihua Guo
Printed Name: Lijua Guo
Title: Deputy General Manager

CHINA CONSTRUCTION BANK CORPORATION, NEW YORK BRANCH, as Lender By: /s/ Lihua Guo Printed Name: Lihua Guo Title: Deputy General Manager

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH, as Lender By: /s/ Angel Merino Printed Name: Angel Merino Title: Managing Director

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Lender By: /s/ Thibault Berger Printed Name: Thibault Berger Title: Managing Director By: /s/ Devon R. Falvey Printed Name: Devon R. Falvey Title: Director

THE STANDARD BANK OF SOUTH AFRICA LIMITED, ISLE OF MAN BRANCH, as Lender By: /s/ D. Weymouth Printed Name: D. Weymouth Title: Executive

BANCO SANTANDER, S.A., NEW YORK BRANCH,
as Lender

By: /s/ Andres Barbosa
Printed Name: Andres Barbosa
Title: Managing Director

By: /s/ Daniel Schrager Kostman
Printed Name: Daniel Shrager Kostman
Title: Executive Director

BMO BANK N.A., as Lender By: /s/ Katherine Robinson Printed Name: Katherine Robinson Title: Managing Director

ING BANK N.V., as Lender By: /s/ Daria Andreeva Printed Name: Daria Andreeva Title: Director By: /s/ M.E. Kuijpers Printed Name: M.E. Kuijpers Title: Director

DEUTSCHE BANK AG NEW YORK BRANCH, as Lender By: /s/ Gaurav Mathur Printed Name: Gaurav Mathur Title: Managing Director By: /s/ Jonathan Lidz Printed Name: Jonathan Lidz Title: Director

WELLS FARGO BANK, N.A., as Lender By: /s/ Ryan Tegeler Printed Name: Ryan Tegeler Title: Vice President

MIZUHO BANK, LTD.,
as Lender

By: /s/ Tracy Rahn
Printed Name: Tracy Rahn
Title: Managing Director

BANKINTER S.A.,
as Lender

By: /s/ Jose M. Rodriguez Moreno
Printed Name: Jose M. Rodriguez Moreno
Title: Risk Manager

By: /s/ Antonio Martin Tejero
Printed Name: Antonio Martin Tejero
Title: Managing Director